SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VII
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY® ADVISOR BIOTECHNOLOGY FUND
FIDELITY ADVISOR CONSUMER INDUSTRIES FUND
FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND
FIDELITY ADVISOR DEVELOPING COMMUNICATIONS FUND
FIDELITY ADVISOR ELECTRONICS FUND
FIDELITY ADVISOR FINANCIAL SERVICES FUND
FIDELITY ADVISOR HEALTH CARE FUND
FIDELITY ADVISOR NATURAL RESOURCES FUND
FIDELITY ADVISOR REAL ESTATE FUND
FIDELITY ADVISOR TECHNOLOGY FUND
FIDELITY ADVISOR TELECOMMUNICATIONS & UTILITIES GROWTH FUND

FUNDS OF
FIDELITY ADVISOR SERIES VII

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund (the funds), will be held at an office of Fidelity Advisor Series VII (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on April 14, 2004, at 10:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on February 17, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

February 17, 2004

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES VII:

FIDELITY ADVISOR BIOTECHNOLOGY FUND
FIDELITY ADVISOR CONSUMER INDUSTRIES FUND
FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND
FIDELITY ADVISOR DEVELOPING COMMUNICATIONS FUND
FIDELITY ADVISOR ELECTRONICS FUND
FIDELITY ADVISOR FINANCIAL SERVICES FUND
FIDELITY ADVISOR HEALTH CARE FUND
FIDELITY ADVISOR NATURAL RESOURCES FUND
FIDELITY ADVISOR REAL ESTATE FUND
FIDELITY ADVISOR TECHNOLOGY FUND
FIDELITY ADVISOR TELECOMMUNICATIONS & UTILITIES GROWTH FUND

TO BE HELD ON APRIL 14, 2004

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series VII (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund (the funds) and at any adjournments thereof (the Meeting), to be held on April 14, 2004 at 10:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 17, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, DF King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds at an anticipated cost of approximately, as follows. The funds may also arrange to have votes recorded by telephone. DF King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately, as follows:

Fund Name	Estimated cost for DF King & Co., Inc. to call and solicit vote	Estimated cost for DF King & Co., Inc. to receive vote over the phone
Fidelity Advisor Biotechnology Fund: Class A	$ 500	$ 500
Fidelity Advisor Biotechnology Fund: Class T	$ 500	$ 500
Fidelity Advisor Biotechnology Fund: Class B	$ 500	$ 500
Fidelity Advisor Biotechnology Fund: Class C	$ 500	$ 500
Fidelity Advisor Biotechnology Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Consumer Industries Fund: Class A	$ 500	$ 500
Fidelity Advisor Consumer Industries Fund: Class T	$ 500	$ 500
Fidelity Advisor Consumer Industries Fund: Class B	$ 500	$ 500
Fidelity Advisor Consumer Industries Fund: Class C	$ 500	$ 500
Fidelity Advisor Consumer Industries Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Cyclical Industries Fund: Class A	$ 500	$ 500
Fidelity Advisor Cyclical Industries Fund: Class T	$ 500	$ 500
Fidelity Advisor Cyclical Industries Fund: Class B	$ 500	$ 500
Fidelity Advisor Cyclical Industries Fund: Class C	$ 500	$ 500
Fidelity Advisor Cyclical Industries Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Developing Communications Fund: Class A	$ 500	$ 500
Fidelity Advisor Developing Communications Fund: Class T	$ 500	$ 500
Fidelity Advisor Developing Communications Fund: Class B	$ 500	$ 500
Fidelity Advisor Developing Communications Fund: Class C	$ 500	$ 500
Fidelity Advisor Developing Communications Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Electronics Fund: Class A	$ 500	$ 500
Fidelity Advisor Electronics Fund: Class T	$ 500	$ 500
Fidelity Advisor Electronics Fund: Class B	$ 500	$ 500
Fidelity Advisor Electronics Fund: Class C	$ 500	$ 500
Fidelity Advisor Electronics Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Financial Services Fund: Class A	$ 500	$ 500
Fidelity Advisor Financial Services Fund: Class T	$ 500	$ 500
Fidelity Advisor Financial Services Fund: Class B	$ 500	$ 500
Fidelity Advisor Financial Services Fund: Class C	$ 500	$ 500
Fidelity Advisor Financial Services Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Health Care Fund: Class A	$ 500	$ 500
Fidelity Advisor Health Care Fund: Class T	$ 500	$ 500
Fidelity Advisor Health Care Fund: Class B	$ 500	$ 500
Fidelity Advisor Health Care Fund: Class C	$ 500	$ 500
Fidelity Advisor Health Care Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Natural Resources Fund: Class A	$ 500	$ 500
Fidelity Advisor Natural Resources Fund: Class T	$ 500	$ 500
Fidelity Advisor Natural Resources Fund: Class B	$ 500	$ 500
Fidelity Advisor Natural Resources Fund: Class C	$ 500	$ 500
Fidelity Advisor Natural Resources Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Real Estate Fund: Class A	$ 500	$ 500
Fidelity Advisor Real Estate Fund: Class T	$ 500	$ 500
Fidelity Advisor Real Estate Fund: Class B	$ 500	$ 500
Fidelity Advisor Real Estate Fund: Class C	$ 500	$ 500
Fidelity Advisor Real Estate Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Technology Fund: Class A	$ 500	$ 500
Fidelity Advisor Technology Fund: Class T	$ 10,000	$ 5,000
Fidelity Advisor Technology Fund: Class B	$ 10,000	$ 5,000
Fidelity Advisor Technology Fund: Class C	$ 500	$ 500
Fidelity Advisor Technology Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class A	$ 500	$ 500
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class T	$ 500	$ 500
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class B	$ 500	$ 500
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class C	$ 500	$ 500
Fidelity Advisor Telecommunications & Utilities Growth Fund: Institutional Class	$ 500	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed each class's existing voluntary expense cap listed below.

Fidelity Advisor Biotechnology Fund: Class A	1.50%
Fidelity Advisor Biotechnology Fund: Class T	1.75%
Fidelity Advisor Biotechnology Fund: Class B	2.25%
Fidelity Advisor Biotechnology Fund: Class C	2.25%
Fidelity Advisor Biotechnology Fund: Institutional Class	1.25%
Fidelity Advisor Consumer Industries Fund: Class A	1.50%
Fidelity Advisor Consumer Industries Fund: Class T	1.75%
Fidelity Advisor Consumer Industries Fund: Class B	2.25%
Fidelity Advisor Consumer Industries Fund: Class C	2.25%
Fidelity Advisor Consumer Industries Fund: Institutional Class	1.25%
Fidelity Advisor Cyclical Industries Fund: Class A	1.50%
Fidelity Advisor Cyclical Industries Fund: Class T	1.75%
Fidelity Advisor Cyclical Industries Fund: Class B	2.25%
Fidelity Advisor Cyclical Industries Fund: Class C	2.25%
Fidelity Advisor Cyclical Industries Fund: Institutional Class	1.25%
Fidelity Advisor Developing Communications Fund: Class A	1.50%
Fidelity Advisor Developing Communications Fund: Class T	1.75%
Fidelity Advisor Developing Communications Fund: Class B	2.25%
Fidelity Advisor Developing Communications Fund: Class C	2.25%
Fidelity Advisor Developing Communications Fund: Institutional Class	1.25%
Fidelity Advisor Electronics Fund: Class A	1.50%
Fidelity Advisor Electronics Fund: Class T	1.75%
Fidelity Advisor Electronics Fund: Class B	2.25%
Fidelity Advisor Electronics Fund: Class C	2.25%
Fidelity Advisor Electronics Fund: Institutional Class	1.25%
Fidelity Advisor Financial Services Fund: Class A	1.50%
Fidelity Advisor Financial Services Fund: Class T	1.75%
Fidelity Advisor Financial Services Fund: Class B	2.25%
Fidelity Advisor Financial Services Fund: Class C	2.25%
Fidelity Advisor Financial Services Fund: Institutional Class	1.25%
Fidelity Advisor Health Care Fund: Class A	1.50%
Fidelity Advisor Health Care Fund: Class T	1.75%
Fidelity Advisor Health Care Fund: Class B	2.25%
Fidelity Advisor Health Care Fund: Class C	2.25%
Fidelity Advisor Health Care Fund: Institutional Class	1.25%
Fidelity Advisor Natural Resources Fund: Class A	1.50%
Fidelity Advisor Natural Resources Fund: Class T	1.75%
Fidelity Advisor Natural Resources Fund: Class B	2.25%
Fidelity Advisor Natural Resources Fund: Class C	2.25%
Fidelity Advisor Natural Resources Fund: Institutional Class	1.25%
Fidelity Advisor Real Estate Fund: Class A	1.75%
Fidelity Advisor Real Estate Fund: Class T	2.00%
Fidelity Advisor Real Estate Fund: Class B	2.50%
Fidelity Advisor Real Estate Fund: Class C	2.50%
Fidelity Advisor Real Estate Fund: Institutional Class	1.50%
Fidelity Advisor Technology Fund: Class A	1.50%
Fidelity Advisor Technology Fund: Class T	1.75%
Fidelity Advisor Technology Fund: Class B	2.25%
Fidelity Advisor Technology Fund: Class C	2.25%
Fidelity Advisor Technology Fund: Institutional Class	1.25%
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class A	1.50%
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class T	1.75%
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class B	2.25%
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class C	2.25%
Fidelity Advisor Telecommunications & Utilities Growth Fund: Institutional Class	1.25%

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, and Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg. 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity Investments Japan Limited (FIJ), located at 8-8 Shinkawa, 1-Chome Chuo-ku, Tokyo 104-0033, Japan; Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 25 Cannon Street, London EC4M 5TA, England are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of the trust issued and outstanding as of December 31, 2003 are indicated in the following table:

Number of Shares
Fidelity Advisor Biotechnology Fund: Class A	1,393,647
Fidelity Advisor Biotechnology Fund: Class T	1,863,673
Fidelity Advisor Biotechnology Fund: Class B	2,756,062
Fidelity Advisor Biotechnology Fund: Class C	1,983,531
Fidelity Advisor Biotechnology Fund: Institutional Class	147,726
Fidelity Advisor Consumer Industries Fund: Class A	734,934
Fidelity Advisor Consumer Industries Fund: Class T	1,102,440
Fidelity Advisor Consumer Industries Fund: Class B	1,248,828
Fidelity Advisor Consumer Industries Fund: Class C	463,775
Fidelity Advisor Consumer Industries Fund: Institutional Class	55,853
Fidelity Advisor Cyclical Industries Fund: Class A	606,692
Fidelity Advisor Cyclical Industries Fund: Class T	444,505
Fidelity Advisor Cyclical Industries Fund: Class B	782,855
Fidelity Advisor Cyclical Industries Fund: Class C	479,806
Fidelity Advisor Cyclical Industries Fund: Institutional Class	65,669
Fidelity Advisor Developing Communications Fund: Class A	281,168
Fidelity Advisor Developing Communications Fund: Class T	402,030
Fidelity Advisor Developing Communications Fund: Class B	403,297
Fidelity Advisor Developing Communications Fund: Class C	266,233
Fidelity Advisor Developing Communications Fund: Institutional Class	65,560
Fidelity Advisor Electronics Fund: Class A	1,372,356
Fidelity Advisor Electronics Fund: Class T	2,243,145
Fidelity Advisor Electronics Fund: Class B	1,874,085
Fidelity Advisor Electronics Fund: Class C	2,231,480
Fidelity Advisor Electronics Fund: Institutional Class	95,939
Fidelity Advisor Financial Services Fund: Class A	2,767,600
Fidelity Advisor Financial Services Fund: Class T	7,459,160
Fidelity Advisor Financial Services Fund: Class B	9,426,212
Fidelity Advisor Financial Services Fund: Class C	4,699,314
Fidelity Advisor Financial Services Fund: Institutional Class	665,503
Fidelity Advisor Health Care Fund: Class A	5,431,690
Fidelity Advisor Health Care Fund: Class T	13,823,613
Fidelity Advisor Health Care Fund: Class B	17,278,474
Fidelity Advisor Health Care Fund: Class C	7,949,984
Fidelity Advisor Health Care Fund: Institutional Class	1,169,595
Fidelity Advisor Natural Resources Fund: Class A	1,036,360
Fidelity Advisor Natural Resources Fund: Class T	6,907,364
Fidelity Advisor Natural Resources Fund: Class B	2,471,956
Fidelity Advisor Natural Resources Fund: Class C	997,295
Fidelity Advisor Natural Resources Fund: Institutional Class	116,395
Fidelity Advisor Real Estate Fund: Class A	708,066
Fidelity Advisor Real Estate Fund: Class T	1,401,184
Fidelity Advisor Real Estate Fund: Class B	742,462
Fidelity Advisor Real Estate Fund: Class C	795,016
Fidelity Advisor Real Estate Fund: Institutional Class	401,665
Fidelity Advisor Technology Fund: Class A	9,204,573
Fidelity Advisor Technology Fund: Class T	28,125,783
Fidelity Advisor Technology Fund: Class B	29,692,681
Fidelity Advisor Technology Fund: Class C	10,640,275
Fidelity Advisor Technology Fund: Institutional Class	841,720
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class A	1,948,897
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class T	5,027,477
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class B	8,115,425
Fidelity Advisor Telecommunications & Utilities Growth Fund: Class C	3,377,448
Fidelity Advisor Telecommunications & Utilities Growth Fund: Institutional Class	242,960

To the knowledge of the trust, substantial (5% or more) record ownership of each class on December 31, 2003 was as follows:

Advisor Biotechnology - Class A	LPL Financial Services, Inc.	San Diego, CA	5.12%
Advisor Biotechnology - Class T	ADP	Roseland, NJ	8.96%
Advisor Biotechnology - Class T	RBC Dain Rauscher Corp.	Minneapolis, MN	7.65%
Advisor Biotechnology - Class B	American Express Financial Services	Minneapolis, MN	5.80%
Advisor Biotechnology - Class B	Merrill Lynch	Jacksonville, FL	5.41%
Advisor Biotechnology - Class B	Citigroup, Inc.	Long Island City, NY	5.02%
Advisor Biotechnology - Class B	Wachovia/Prudential Financial Advisors, LLC	New York, NY	5.00%
Advisor Biotechnology - Class C	Wachovia/Prudential Financial Advisors, LLC	New York, NY	12.52%
Advisor Biotechnology - Class C	Merrill Lynch	Jacksonville, FL	11.32%
Advisor Biotechnology - Class C	Citigroup, Inc.	Long Island City, NY	5.75%
Advisor Biotechnology - Institutional Class	Merrill Lynch	Jacksonville, FL	57.67%
Advisor Biotechnology - Institutional Class	Fidelity Investments	Boston, MA	13.54%
Advisor Biotechnology - Institutional Class	Northwest Bank & Trust	Davenport,IA	8.41%
Advisor Consumer Industries - Class A	Citigroup, Inc.	New York, NY	23.11%
Advisor Consumer Industries - Class A	Prudential	Irvine, CA	21.64%
Advisor Consumer Industries - Class A	American Express Financial Services	Minneapolis, MN	8.65%
Advisor Consumer Industries - Class A	Oppenheimer & Co. Inc.	New York, NY	7.07%
Advisor Consumer Industries - Class T	Zurich Insurance Group	New York, NY	11.20%
Advisor Consumer Industries - Class T	American International Group, Inc.	New York, NY	6.09%
Advisor Consumer Industries - Class B	American Express Financial Services	Minneapolis, MN	9.49%
Advisor Consumer Industries - Class B	Merrill Lynch	New York, NY	6.03%
Advisor Consumer Industries - Class B	LPL Financial Services, Inc.	San Diego, CA	5.52%
Advisor Consumer Industries - Class C	John Hancock Financial Services Group	Boston, MA	10.27%
Advisor Consumer Industries - Class C	Merrill Lynch	Jacksonville, FL	10.14%
Advisor Consumer Industries - Class C	American Express Financial Services	Minneapolis, MN	8.12%
Advisor Consumer Industries - Institutional Class	Merrill Lynch	Jacksonville, FL	19.99%
Advisor Consumer Industries - Institutional Class	Raymond James & Associates, Inc.	St. Petersburg, FL	11.27%
Advisor Consumer Industries - Institutional Class	ING	Torrance, CA	9.96%
Advisor Cyclical Industries - Class A	Fidelity Investment Advisor Group	Boston, MA	20.96%
Advisor Cyclical Industries - Class A	Morrs & Cabot, Inc.	Boston, MA	15.21%
Advisor Cyclical Industries - Class A	Oppenheimer & Co. Inc.	New York, NY	9.99%
Advisor Cyclical Industries - Class A	First Southwest Company	Dallas, TX	6.13%
Advisor Cyclical Industries - Class T	A.G. Edwards & Sons Inc.	St. Louis, MO	8.94%
Advisor Cyclical Industries - Class T	American International Group, Inc.	New York, NY	6.69%
Advisor Cyclical Industries - Class T	RBC Dain Rauscher Corp.	Minneapolis, MN	6.13%
Advisor Cyclical Industries - Class B	Merrill Lynch	Jacksonville, FL	12.21%
Advisor Cyclical Industries - Class B	Morrs & Cabot, Inc.	Boston, MA	7.09%
Advisor Cyclical Industries - Class B	American Express Financial Services	Minneapolis, MN	6.63%
Advisor Cyclical Industries - Class B	Pension Financial Services Inc.	Dallas, TX	5.26%
Advisor Cyclical Industries - Class B	Wachovia/Prudential Financial Advisors, LLC	New York, NY	5.07%
Advisor Cyclical Industries - Class C	Merrill Lynch	Jacksonville, FL	25.37%
Advisor Cyclical Industries - Class C	Lehman Brothers, Inc.	Jersey City, NJ	16.37%
Advisor Cyclical Industries - Institutional Class	LPL Financial Services, Inc.	San Diego, CA	16.17%
Advisor Cyclical Industries - Institutional Class	Merrill Lynch	Jacksonville, FL	16.03%
Advisor Cyclical Industries - Institutional Class	Fidelity Investments	Boston, MA	12.49%
Advisor Developing Communications - Class A	Long Grove Trading	Itasca, IL	13.74%
Advisor Developing Communications - Class A	Fidelity Investments	Boston, MA	7.11%
Advisor Developing Communications - Class A	First Montauk Securities Corp.	Red Bank, NJ	6.02%
Advisor Developing Communications - Class A	Citigroup, Inc.	Long Island City, NY	5.86%
Advisor Developing Communications - Class A	Stern Agee Leech	Birmingham, AL	5.51%
Advisor Developing Communications - Class A	Ameritrade, Inc.	Omaha, NE	5.31%
Advisor Developing Communications - Class T	ADP	Roseland, NJ	9.96%
Advisor Developing Communications - Class T	Citigroup, Inc.	San Diego, CA	9.94%
Advisor Developing Communications - Class B	Citigroup, Inc.	Long Island City, NY	5.30%
Advisor Developing Communications - Class C	Dempsey Financial Network Inc.	Atlanta, GA	7.90%
Advisor Developing Communications - Class C	Fidelity Investments Distributors Corp.	Boston, MA	7.51%
Advisor Developing Communications - Class C	ING	Torrance, CA	7.18%
Advisor Developing Communications - Class C	ING	Denver, CO	5.15%
Advisor Developing Communications - Institutional Class	Fidelity Investments	Boston, MA	30.51%
Advisor Developing Communications - Institutional Class	LPL Financial Services, Inc.	San Diego, CA	9.32%
Advisor Developing Communications - Institutional Class	Citigroup, Inc.	New York, NY	5.78%
Advisor Electronics - Class A	American International Group Inc.	New York, NY	27.18%
Advisor Electronics - Class A	Commonwealth Financial Network	Waltham, MA	12.56%
Advisor Electronics - Class A	Citigroup, Inc.	New York, NY	5.95%
Advisor Electronics - Class T	Mid America Securities	Bettendorf, IA	23.09%
Advisor Electronics - Class T	Thoroughbred Financial Services, LLC	Brentwood, TN	16.03%
Advisor Electronics - Class T	American International Group Inc.	Atlanta, GA	6.00%
Advisor Electronics - Class T	Mass Mutual Group	Springfield, MA	5.80%
Advisor Electronics - Class B	Regions Financial Corporation	Memphis, TN	10.48%
Advisor Electronics - Class B	Securities Equity Group	Newport Beach, CA	8.45%
Advisor Electronics - Class C	American International Group Inc.	Phoenix, AZ	11.24%
Advisor Electronics - Class C	Thoroughbred Financial Services, LLC	Brentwood, TN	10.38%
Advisor Electronics - Class C	American Express Financial Services	Omaha, NE	8.64%
Advisor Electronics - Class C	Jackson National Life	Appleton, WI	5.88%
Advisor Electronics - Class C	Mutual Service Corporation	West Palm Beach, FL	5.76%
Advisor Electronics - Class C	American International Group Inc.	Atlanta, GA	5.20%
Advisor Electronics - Institutional Class	Merrill Lynch	Jacksonville, FL	33.15%
Advisor Electronics - Institutional Class	Fidelity Investments	Boston, MA	20.85%
Advisor Electronics - Institutional Class	LPL Financial Services Inc.	San Diego, CA	12.19%
Advisor Electronics - Institutional Class	ProEquities, Inc.	Birmingham, AL	5.88%
Advisor Financial Services - Class T	USB AG	Jersey City, NJ	7.35%
Advisor Financial Services - Class T	Citigroup, Inc.	New York, NY	6.58%
Advisor Financial Services - Class T	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.57%
Advisor Financial Services - Class B	Merrill Lynch	Jacksonville, FL	10.15%
Advisor Financial Services - Class B	Citigroup, Inc.	New York, NY	6.38%
Advisor Financial Services - Class C	Merrill Lynch	Jacksonville, FL	16.40%
Advisor Financial Services - Class C	Citigroup, Inc.	New York, NY	10.55%
Advisor Financial Services - Class C	Wachovia/Prudential Financial Advisors, LLC	New York, NY	6.64%
Advisor Financial Services - Class C	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.51%
Advisor Financial Services - Institutional Class	Synovus Securities Inc.	Columbus, GA	39.25%
Advisor Financial Services - Institutional Class	Merrill Lynch	Jacksonville, FL	24.14%
Advisor Financial Services - Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	5.38%
Advisor Health Care - Class A	LPL Financial Services Inc.	San Diego, CA	7.42%
Advisor Health Care - Class A	Citigroup, Inc.	New York, NY	5.48%
Advisor Health Care - Class T	Citigroup, Inc.	New York, NY	5.70%
Advisor Health Care - Class T	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.20%
Advisor Health Care - Class C	Merrill Lynch	Jacksonville, FL	18.29%
Advisor Health Care - Class C	Citigroup, Inc.	New York, NY	9.70%
Advisor Health Care - Class C	A. G. Edwards & Sons Inc.	Saint Louis, MO	6.88%
Advisor Health Care - Class C	Wachovia/Prudential Financial Advisors, LLC	New York, NY	6.59%
Advisor Health Care - Institutional Class	Synovus Securities Inc.	Columbus, GA	23.09%
Advisor Health Care - Institutional Class	Merrill Lynch	Jacksonville, FL	20.70%
Advisor Health Care - Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	12.75%
Advisor Natural Resources - Class A	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.70%
Advisor Natural Resources - Class A	Citigroup, Inc.	New York, NY	5.63%
Advisor Natural Resources - Class T	Citigroup, Inc.	New York, NY	6.06%
Advisor Natural Resources - Class T	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.05%
Advisor Natural Resources - Class B	Merrill Lynch	Jacksonville, FL	11.84%
Advisor Natural Resources - Class B	Citigroup, Inc.	New York, NY	5.60%
Advisor Natural Resources - Class C	Merrill Lynch	Jacksonville, FL	17.27%
Advisor Natural Resources - Class C	Citigroup, Inc.	New York, NY	7.08%
Advisor Natural Resources - Class C	USB AG	Jersey City, NJ	6.62%
Advisor Natural Resources - Class C	Wachovia/Prudential Financial Advisors, LLC	New York, NY	6.13%
Advisor Natural Resources - Institutional Class	Merrill Lynch	Jacksonville, FL	22.34%
Advisor Natural Resources - Institutional Class	First Global Corp.	Dallas, TX	14.27%
Advisor Natural Resources - Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	9.10%
Advisor Natural Resources - Institutional Class	First Financial Trust	Newton, MA	7.35%
Advisor Natural Resources - Institutional Class	Synovus Securities Inc.	Columbus, GA	5.32%
Advisor Real Estate - Class A	American Express Financial Services	Minneapolis, MN	21.97%
Advisor Real Estate - Class A	Fidelity Investments	Boston, MA	14.73%
Advisor Real Estate - Class A	Nationwide Insurance Enterprises	Columbus, OH	6.79%
Advisor Real Estate - Class A	Geneos Wealth Management, Inc.	Denver, CO	6.53%
Advisor Real Estate - Class B	American Express Financial Services	Minneapolis, MN	14.15%
Advisor Real Estate - Class B	Fidelity Investments Distributors Corp.	Boston, MA	13.96%
Advisor Real Estate - Class B	American International Group, Inc.	New York, NY	5.96%
Advisor Real Estate - Class C	Fidelity Investments Distributors Corp.	Boston, MA	13.02%
Advisor Real Estate - Class C	American Express Financial Services	Minneapolis, MN	11.27%
Advisor Real Estate - Class C	American Express Financial Services	Omaha, NE	6.40%
Advisor Real Estate - Class C	Raymond James & Associates, Inc.	St. Petersburg, FL	5.93%
Advisor Real Estate - Class C	LPL Financial Services, Inc.	San Diego, CA	5.70%
Advisor Real Estate - Institutional Class	Deutsche Bank Capital Corp.	Timonium, MD	39.79%
Advisor Real Estate - Institutional Class	Fidelity Investments	Boston, MA	25.98%
Advisor Real Estate - Institutional Class	Lehman Brothers, Inc.	Jersey City, NJ	19.95%
Advisor Real Estate - Institutional Class	Charter Oak Asset Management, Inc.	Cheshire, CT	9.02%
Advisor Technology - Class A	Citigroup, Inc.	Long Island City, NY	8.53%
Advisor Technology - Class A	Citigroup, Inc.	New York, NY	6.52%
Advisor Technology - Class T	Citigroup, Inc.	New York, NY	6.63%
Advisor Technology - Class T	A. G. Edwards & Sons Inc.	Saint Louis, MO	5.38%
Advisor Technology - Class B	Citigroup, Inc.	Long Island City, NY	12.98%
Advisor Technology - Class B	Merrill Lynch	Jacksonville, FL	5.30%
Advisor Technology - Class C	Merrill Lynch	Jacksonville, FL	11.40%
Advisor Technology - Class C	Citigroup, Inc.	New York, NY	8.24%
Advisor Technology - Class C	A. G. Edwards & Sons Inc.	Saint Louis, MO	6.22%
Advisor Technology - Institutional Class	Merrill Lynch	Jacksonville, FL	22.48%
Advisor Technology - Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	15.20%
Advisor Technology - Institutional Class	First & Peoples Bank	Russell, KY	7.84%
Advisor Telecommunications & Utilities Growth - Class A	Citigroup, Inc.	Long Island City, NY	5.22%
Advisor Telecommunications & Utilities Growth - Class A	Citigroup, Inc.	New York, NY	5.11%
Advisor Telecommunications & Utilities Growth - Class T	A. G. Edwards & Sons Inc.	Saint Louis, MO	6.23%
Advisor Telecommunications & Utilities Growth - Class T	Citigroup, Inc.	New York, NY	6.04%
Advisor Telecommunications & Utilities Growth - Class B	Merrill Lynch	Jacksonville, FL	9.22%
Advisor Telecommunications & Utilities Growth - Class B	Citigroup, Inc.	Long Island City, NY	6.90%
Advisor Telecommunications & Utilities Growth - Class C	Merrill Lynch	Jacksonville, FL	18.08%
Advisor Telecommunications & Utilities Growth - Class C	Citigroup, Inc.	New York, NY	10.72%
Advisor Telecommunications & Utilities Growth - Class C	A. G. Edwards & Sons Inc.	Saint Louis, MO	7.65%
Advisor Telecommunications & Utilities Growth - Institutional Class	Merrill Lynch	Jacksonville, FL	36.43%
Advisor Telecommunications & Utilities Growth - Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	17.77%
Advisor Telecommunications & Utilities Growth - Institutional Class	Bank West	Pierre, SD	7.78%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 17, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-877-208-0098. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

For a free copy of each fund's annual report for the fiscal year ended July 31, 2003 call 1-877-208-0098 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO AMEND THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article XII, Section 4.3 of the Declaration of Trust. The amendment would allow the Trustees, in certain circumstances, to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. Currently, these types of transactions require a shareholder vote.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On November 20, 2003, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

Under certain circumstances, it may not be in shareholders' interests to require a shareholder meeting to approve a merger, consolidation, or asset sale transaction between funds. For example, two affiliated funds may have similar investment objectives but be offered through different sales channels. It may be beneficial to combine the funds' assets. However, to approve such a transaction currently, the Trustees of the fund to be acquired would have to schedule a shareholder meeting in order to seek shareholder approval of the merger. The process of obtaining shareholder approval may make it more difficult and time-consuming to complete the merger, and, in general, could increase the costs associated with the merger. In such a case, it may be beneficial to shareholders to merge the funds without incurring the costs and delays of a shareholder meeting, provided the Trustees first determine the merger to be in shareholders' best interests.

Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, and to require shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the affiliated funds are not materially different. On the other hand, Rule 17a-8 requires shareholder approval of a merger of affiliated funds with materially different advisory contracts (which would include where the surviving fund's management fee is higher than the acquired fund's management fee), materially different fundamental policies, or where the 12b-1 fees, if any, of the surviving fund are higher than the 12b-1 fees, if any, of the acquired fund. The Rule also requires shareholder approval if, post-merger, shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund. In all cases, the trustees of each fund must determine that the merger is in the best interests of the fund and its shareholders and that shareholders' interests will not be diluted.

Massachusetts law, the state law under which the trust is organized, does not require shareholder approval of fund mergers, consolidations, or asset sales.

The proposed amendment to the Declaration of Trust will update the trust to permit fund mergers, consolidations, and asset sales without a shareholder vote, only if permitted by the 1940 Act and Massachusetts law. The amendment will provide the Trustees increased flexibility, which may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner.

As discussed above, any exercise of the Trustees' increased authority pursuant to the amendment remains subject to any applicable requirements of the 1940 Act and Massachusetts law. If the amendment is approved, the Board of Trustees will continue to be required to determine that any merger, consolidation, or asset sale transaction is in the best interests of a fund and that the interests of shareholders will not be diluted. The Trustees will evaluate any and all information reasonably necessary to make their determinations, and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Article XII, Section 4.3 of the Declaration of Trust addresses mergers, consolidations, and sales of fund assets. If approved, Article XII, Section 4.3 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XII
MISCELLANEOUS

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders[at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XII, Section 4.3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the election as Trustees of the 14 nominees listed below unless such authority has been withheld in the proxy.

All nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, Robert L. Reynolds, and George H. Heilmeier were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on March 1, 2003, March 1, 2003, and January 1, 2004, respectively.

Except for William O. McCoy, each of the nominees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

In the election of Trustees, those 14 nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (73)***

Year of Election or Appointment: 1980

Trustee of Fidelity Advisor Series VII. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series VII. Senior Vice President of Fidelity Advisor Biotechnology Fund (2001); Fidelity Advisor Consumer Industries Fund (2001); Fidelity Advisor Cyclical Industries Fund (2001); Fidelity Advisor Developing Communications Fund (2001); Fidelity Advisor Electronics Fund (2001); Fidelity Advisor Financial Services Fund (2001); Fidelity Advisor Health Care Fund (2001); Fidelity Advisor Natural Resources Fund (2001); Fidelity Advisor Real Estate Fund (2002); Fidelity Advisor Technology Fund (2001); and Fidelity Advisor Telecommunications & Utilities Growth Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Trustee of Fidelity Advisor Series VII. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Trustee of Fidelity Advisor Series VII. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (61)

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series VII Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Trustee of Fidelity Advisor Series VII. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Trustee of Fidelity Advisor Series VII. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Trustee of Fidelity Advisor Series VII. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Trustee of Fidelity Advisor Series VII. Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series VII. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Fidelity Advisor Series VII. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Trustee of Fidelity Advisor Series VII. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Trustee of Fidelity Advisor Series VII. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Trustee of Fidelity Advisor Series VII. Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of December 31, 2003, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

In a transaction during the period August 1, 2002 through December 31, 2003, Edward C. Johnson 3d, acting for a family owned entity, redeemed $183,851,688 of FMR Corp. securities for cash.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended July 31, 2003. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of December 31, 2003.

	Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Fidelity Advisor Biotechnology Fund	None	None	None	None
Fidelity Advisor Consumer Industries Fund	None	None	None	None
Fidelity Advisor Cyclical Industries Fund	None	None	None	None
Fidelity Advisor Developing Communications Fund	None	None	None	None
Fidelity Advisor Electronics Fund	None	None	None	None
Fidelity Advisor Financial Services Fund	None	None	None	None
Fidelity Advisor Health Care Fund	None	None	None	None
Fidelity Advisor Natural Resources Fund	None	None	None	None
Fidelity Advisor Real Estate Fund	None	None	None	None
Fidelity Advisor Technology Fund	None	None	None	None
Fidelity Advisor Telecommunications & Utilities Growth Fund	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Robert M. Gates	George H. Heilmeier	Donald J. Kirk
Fidelity Advisor Biotechnology Fund	None	None	None	None	None
Fidelity Advisor Consumer Industries Fund	None	None	None	None	None
Fidelity Advisor Cyclical Industries Fund	None	None	None	None	None
Fidelity Advisor Developing Communications Fund	None	None	None	None	None
Fidelity Advisor Electronics Fund	None	None	None	None	None
Fidelity Advisor Financial Services Fund	None	None	None	None	None
Fidelity Advisor Health Care Fund	None	None	None	None	None
Fidelity Advisor Natural Resources Fund	None	None	None	None	None
Fidelity Advisor Real Estate Fund	None	None	None	None	None
Fidelity Advisor Technology Fund	None	None	None	None	None
Fidelity Advisor Telecommunications & Utilities Growth Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
Fidelity Advisor Biotechnology Fund	None	None	None	None	None
Fidelity Advisor Consumer Industries Fund	None	None	None	None	None
Fidelity Advisor Cyclical Industries Fund	None	None	None	None	None
Fidelity Advisor Developing Communications Fund	None	None	None	None	None
Fidelity Advisor Electronics Fund	None	None	None	None	None
Fidelity Advisor Financial Services Fund	None	None	None	None	None
Fidelity Advisor Health Care Fund	None	None	None	None	None
Fidelity Advisor Natural Resources Fund	None	None	None	None	None
Fidelity Advisor Real Estate Fund	None	None	None	None	None
Fidelity Advisor Technology Fund	None	None	None	None	None
Fidelity Advisor Telecommunications & Utilities Growth Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2003, or calendar year ended December 31, 2003, as applicable.

Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis**	Robert M. Gates	George H. Heilmeier ***	Donald J. Kirk
Fidelity Advisor Biotechnology Fund	$ 11	$ 11	$ 11	$ 11	$ 5	$ 11
Fidelity Advisor Consumer Industries Fund	$ 14	$ 15	$ 14	$ 15	$ 6	$ 15
Fidelity Advisor Cyclical Industries Fund	$ 8	$ 8	$ 8	$ 8	$ 3	$ 8
Fidelity Advisor Developing Communications Fund	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1
Fidelity Advisor Electronics Fund	$ 11	$ 12	$ 11	$ 12	$ 5	$ 12
Fidelity Advisor Financial Services Fund	$ 173	$ 178	$ 173	$ 176	$ 67	$ 175
Fidelity Advisor Health Care Fund	$ 293	$ 301	$ 293	$ 298	$ 116	$ 296
Fidelity Advisor Natural Resources Fund	$ 91	$ 94	$ 92	$ 93	$ 36	$ 93
Fidelity Advisor Real Estate Fund+	$ 5	$ 5	$ 5	$ 5	$ 4	$ 5
Fidelity Advisor Technology Fund	$ 295	$ 303	$ 295	$ 300	$ 122	$ 298
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 70	$ 72	$ 70	$ 71	$ 28	$ 71
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$ 250,500	$ 259,500	$ 212,000	$ 261,000
Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small ****	William S. Stavropoulos
Fidelity Advisor Biotechnology Fund	$ 11	$ 11	$ 14	$ 11	$ 0	$ 11
Fidelity Advisor Consumer Industries Fund	$ 15	$ 14	$ 19	$ 15	$ 0	$ 14
Fidelity Advisor Cyclical Industries Fund	$ 8	$ 8	$ 11	$ 8	$ 0	$ 8
Fidelity Advisor Developing Communications Fund	$ 1	$ 1	$ 2	$ 1	$ 0	$ 1
Fidelity Advisor Electronics Fund	$ 11	$ 11	$ 15	$ 12	$ 0	$ 11
Fidelity Advisor Financial Services Fund	$ 174	$ 171	$ 225	$ 175	$ 0	$ 173
Fidelity Advisor Health Care Fund	$ 295	$ 289	$ 381	$ 296	$ 0	$ 293
Fidelity Advisor Natural Resources Fund	$ 92	$ 90	$ 119	$ 93	$ 0	$ 92
Fidelity Advisor Real Estate Fund+	$ 5	$ 5	$ 6	$ 5	$ 0	$ 5
Fidelity Advisor Technology Fund	$ 296	$ 291	$ 382	$ 298	$ 0	$ 295
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 70	$ 69	$ 91	$ 71	$ 0	$ 70
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$ 298,500B	$ 0	$ 253,500

* Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

** Ms. Davis served on the Board of Trustees through December 31, 2003.

*** During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

**** Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $37,500.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Cornelia M. Small are Members of the Advisory Board of Fidelity Advisor Series VII. The executive officers of the funds include: Ms. Johnson, Bart A. Grenier, Steven J. Buller, Eric D. Roiter, Stuart Fross, Maria F. Dwyer, Timothy F. Hayes, John R. Hebble, John H. Costello, Francis V. Knox, Jr., Mark Osterheld, and Thomas J. Simpson. Additional information about Ms. Johnson can be found in Proposal 2. Additional information about the Members of the Advisory Board and other executive officers of the fund can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998 -1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Real Estate Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (36)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Real Estate Fund. Mr. Buller is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998, 2000, or 2002

Secretary of Fidelity Advisor Biotechnology Fund (2000); Fidelity Advisor Consumer Industries Fund (1998); Fidelity Advisor Cyclical Industries Fund (1998); Fidelity Advisor Developing Communications Fund (2000); Fidelity Advisor Electronics Fund (2000); Fidelity Advisor Financial Services Fund (1998); Fidelity Advisor Health Care Fund (1998); Fidelity Advisor Natural Resources Fund (1998); Fidelity Advisor Real Estate Fund (2002); Fidelity Advisor Technology Fund (1998); and Fidelity Advisor Telecommunications & Utilities Growth Fund (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1987, 1996, 2000, or 2002

Assistant Treasurer of Fidelity Advisor Biotechnology Fund (2000); Fidelity Advisor Consumer Industries Fund (1996); Fidelity Advisor Cyclical Industries Fund (1996); Fidelity Advisor Developing Communications Fund (2000); Fidelity Advisor Electronics Fund (2000); Fidelity Advisor Financial Services Fund (1996); Fidelity Advisor Health Care Fund (1996); Fidelity Advisor Natural Resources Fund (1987); Fidelity Advisor Real Estate Fund (2002); Fidelity Advisor Technology Fund (1996); and Fidelity Advisor Telecommunications & Utilities Growth Fund (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Biotechnology Fund; Fidelity Advisor Consumer Industries Fund; Fidelity Advisor Cyclical Industries Fund; Fidelity Advisor Developing Communications Fund; Fidelity Advisor Electronics Fund; Fidelity Advisor Financial Services Fund; Fidelity Advisor Health Care Fund; Fidelity Advisor Natural Resources Fund; Fidelity Advisor Real Estate Fund; Fidelity Advisor Technology Fund; and Fidelity Advisor Telecommunications & Utilities Growth Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000 or 2002

Assistant Treasurer of Fidelity Advisor Biotechnology Fund (2000); Fidelity Advisor Consumer Industries Fund (2000); Fidelity Advisor Cyclical Industries Fund (2000); Fidelity Advisor Developing Communications Fund (2000); Fidelity Advisor Electronics Fund (2000); Fidelity Advisor Financial Services Fund (2000); Fidelity Advisor Health Care Fund (2000); Fidelity Advisor Natural Resources Fund (2000); Fidelity Advisor Real Estate Fund (2002); Fidelity Advisor Technology Fund (2000; and Fidelity Advisor Telecommunications & Utilities Growth Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2003, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2003, the committee held five meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chairman), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chairman) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chairman), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes,unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended July 31, 2003, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chairman), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chairman) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the Fixed-Income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the Investment Company Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended July 31, 2003, each fund contract committee held no meetings.

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Cox (Chairman), Cook, Heilmeier, Lautenbach, and Stavropoulos.The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees and direct fees to investors (other than sales loads), such as small account and exchange fees and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. Prior to January 2003, the Shareholder Services, Brokerage and Distribution Committee was broken out into three separate committees: the Committee on Service Fees and the Committee on Distribution Channels, both of which conferred periodically and met at least annually, and the Brokerage Committee, which normally met four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. During the fiscal year ended July 31, 2003, the Shareholder Services, Brokerage and Distribution Committee held six meetings, the Committee on Service Fees held one meeting, the Committee on Distribution Channels held no meetings, and the Brokerage Committee held two meetings.

The Audit Committee is composed of Ms. Knowles (Chairman), and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC).The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; (iii) and any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity fund's Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds and anti-money laundering requirements. During the fiscal year ended July 31, 2003, the committee held 10 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chairman), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is attached as Exhibit I to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chairman of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees. It is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) able to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) the capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an non-interested Trustee. During the fiscal year ended July 31, 2003, the committee held nine meetings.

INDEPENDENT ACCOUNTANT

The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"), has been selected as the independent accountant for each fund. Deloitte, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent accountant with respect to the funds.

The independent accountant examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte to Fund Service Providers to be compatible with maintaining the independence of Deloitte in its audit of the funds, taking into account representations from Deloitte, in accordance with ISB No.1, regarding its independence from the funds and their related entities.

Audit Fees. For each fund's fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Audit Fees billed by Deloitte for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A
Fidelity Advisor Biotechnology Fund	$ 32,000	$ 22,000
Fidelity Advisor Consumer Industries Fund	$ 30,000	$ 20,000
Fidelity Advisor Cyclical Industries Fund	$ 30,000	$ 20,000
Fidelity Advisor Developing Communications Fund	$ 32,000	$ 22,000
Fidelity Advisor Electronics Fund	$ 32,000	$ 22,000
Fidelity Advisor Financial Services Fund	$ 32,000	$ 21,000
Fidelity Advisor Health Care Fund	$ 32,000	$ 21,000
Fidelity Advisor Natural Resources Fund	$ 32,000	$ 21,000
Fidelity Advisor Real Estate Fund	$ 32,000	$ 13,000
Fidelity Advisor Technology Fund	$ 32,000	$ 21,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 30,000	$ 20,000
All funds in the Fidelity Group of Funds audited by Deloitte	$ 3,600,000	$ 1,800,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Audit-Related Fees billed by Deloitte for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Advisor Biotechnology Fund	$ 0	$ 0
Fidelity Advisor Consumer Industries Fund	$ 0	$ 0
Fidelity Advisor Cyclical Industries Fund	$ 0	$ 0
Fidelity Advisor Developing Communications Fund	$ 0	$ 0
Fidelity Advisor Electronics Fund	$ 0	$ 0
Fidelity Advisor Financial Services Fund	$ 0	$ 0
Fidelity Advisor Health Care Fund	$ 0	$ 0
Fidelity Advisor Natural Resources Fund	$ 0	$ 0
Fidelity Advisor Real Estate Fund	$ 0	$ 0
Fidelity Advisor Technology Fund	$ 0	$ 0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 0	$ 0
All funds in the Fidelity Group of Funds audited by Deloitte	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Audit-Related Fees that were billed by Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003A,B	2002A,B
Deloitte	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees. In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Tax Fees billed by Deloitte for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Advisor Biotechnology Fund	$ 4,000	$ 3,000
Fidelity Advisor Consumer Industries Fund	$ 4,000	$ 3,000
Fidelity Advisor Cyclical Industries Fund	$ 4,000	$ 3,000
Fidelity Advisor Developing Communications Fund	$ 4,000	$ 3,000
Fidelity Advisor Electronics Fund	$ 4,000	$ 3,000
Fidelity Advisor Financial Services Fund	$ 4,000	$ 3,000
Fidelity Advisor Health Care Fund	$ 4,000	$ 3,000
Fidelity Advisor Natural Resources Fund	$ 4,000	$ 3,000
Fidelity Advisor Real Estate Fund	$ 3,000	$ 2,000
Fidelity Advisor Technology Fund	$ 4,000	$ 3,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 4,000	$ 3,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Tax Fees billed by Deloitte that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B
Deloitte	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the preapproval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees. In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Other Fees billed by Deloitte for all other non-audit services rendered to the funds is shown in the table below.

Fund	2003A,B	2002A,B
Fidelity Advisor Biotechnology Fund	$ 0	$ 0
Fidelity Advisor Consumer Industries Fund	$ 0	$ 0
Fidelity Advisor Cyclical Industries Fund	$ 0	$ 0
Fidelity Advisor Developing Communications Fund	$ 0	$ 0
Fidelity Advisor Electronics Fund	$ 0	$ 0
Fidelity Advisor Financial Services Fund	$ 0	$ 0
Fidelity Advisor Health Care Fund	$ 0	$ 0
Fidelity Advisor Natural Resources Fund	$ 0	$ 0
Fidelity Advisor Real Estate Fund	$ 0	$ 0
Fidelity Advisor Technology Fund	$ 0	$ 0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate Other Fees billed by Deloitte that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B
Deloitte	$ 600,000	$ 530,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2003 and July 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended July 31, 2003 and July 31, 2002, the aggregate fees billed by Deloitte of $1,550,000A and $1,250,000A for non-audit services rendered on behalf of the funds, FMR (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2003A	2003A	2002A	2002A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
Deloitte	$ 650,000	$ 900,000	$ 550,000	$ 700,000

A Aggregate amounts may reflect rounding.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

Fidelity and Magellan are registered trademarks of FMR Corp.

ASVII-PXS-0204	CUSIP #315918516 / FUND# 112
1.757313.101	CUSIP #315918490 / FUND# 115
CUSIP #315918482 / FUND# 124
CUSIP #315918474 / FUND# 114
CUSIP #315918466 / FUND# 116
CUSIP #315918706 / FUND# 185
CUSIP #315918805 / FUND# 195
CUSIP #315918656 / FUND# 190
CUSIP #315918581 / FUND# 282
CUSIP #315918888 / FUND# 205
CUSIP #315918870 / FUND# 184
CUSIP #315918862 / FUND# 194
CUSIP #315918714 / FUND# 234
CUSIP #315918573 / FUND# 283
CUSIP #315918854 / FUND# 204
CUSIP #315918458 / FUND# 107
CUSIP #315918441 / FUND# 123
CUSIP #315918433 / FUND# 213
CUSIP #315918425 / FUND# 109
CUSIP #315918417 / FUND# 111
CUSIP #315918391 / FUND# 138
CUSIP #315918383 / FUND# 139
CUSIP #315918375 / FUND# 118
CUSIP #315918367 / FUND# 119
CUSIP #315918359 / FUND# 121
CUSIP #315918813 / FUND# 183
CUSIP #315918797 / FUND# 193
CUSIP #315918698 / FUND# 163
CUSIP #315918565 / FUND# 284
CUSIP #315918789 / FUND# 273
CUSIP #315918847 / FUND# 177
CUSIP #315918839 / FUND# 191
CUSIP #315918680 / FUND# 164
CUSIP #315918557 / FUND# 285
CUSIP #315918821 / FUND# 271
CUSIP #315916841 / FUND# 247
CUSIP #315916106 / FUND# 166
CUSIP #315916858 / FUND# 656
CUSIP #315918599 / FUND# 528
CUSIP #315916866 / FUND# 686
CUSIP #315918771 / FUND# 187
CUSIP #315918763 / FUND# 192
CUSIP #315918672 / FUND# 197
CUSIP #315918524 / FUND# 476
CUSIP #315918755 / FUND# 202
CUSIP #315918748 / FUND# 186
CUSIP #315918730 / FUND# 196
CUSIP #315918664 / FUND# 189
CUSIP #315918532 / FUND# 477
CUSIP #315918722 / FUND# 206
CUSIP #315918342 / FUND# 1128
CUSIP #315918318 / FUND# 1131
CUSIP #315918334 / FUND# 1129
CUSIP #315918326 / FUND# 1130
CUSIP #315918292 / FUND# 1132

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Advisor Biotechnology Fund

Fidelity Advisor Consumer Industries Fund

Fidelity Advisor Cyclical Industries Fund

Fidelity Advisor Developing Communications Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Real Estate Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity Advisor funds mentioned above will be held on April 14, 2004. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercises a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table which details these fees in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is February 17, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card: Fidelity® Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VII as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow) PLEASE SIGN, DATE, AND RETURN PROMPTLY  IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_________________________________________

_________________________________________

_________________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign name exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY ADVISOR SERIES VII

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	PLEASE SIGN ON THE REVERSE SIDE.	ASVII-PXC-0204	(down arrow)

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

When connected to the toll-free number, shareholder will hear:

Speech 1	Welcome. Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.

When shareholder enters the control number, he/she will hear:

Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.

If shareholder has pressed 1, he/she will hear:

Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If this is correct, press 1. If incorrect, press 0.

If the shareholder elects to vote each proposal separately, he/she will hear:

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If the shareholder presses 0 to withhold from an individual nominee, he/she will hear:

Speech 5a	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

After the Shareholder enters the first nominee number, he/she hears:

Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

When shareholder has finished voting on all proposals, he/she will hear:

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If shareholder presses 0 to indicate an incorrect vote, Speech 2 will be repeated.

If shareholder presses 1, he/she will hear:

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If shareholder elects to vote another proxy, he/she is returned to Speech 1. If shareholder elects to end the call he/she will hear:

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.ProxyWeb.com shareholder sees Screen 1 ]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
-OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD AUTHORITY] [FOR ALL NOMINEES (EXCEPT AS INDICATED:]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.